EXHIBIT 99.6

POLAR WIRELESS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT APRIL 30, 2010
Stated in US dollars
(UNAUDITED)

		Polar	2240519	2230354
		Wireless	Ontario	Ontario	Pro Forma Adjustments
	Polar	Corporation	Limited	Inc	Debit		Credit		Pro Forma

Assets

Cash	158	-	1						159
Prepaid expenses and deposits	-	224,161							224,161
	158	224,161	1	-					224,320

Intangible asset - Intellectual property	-	-		10	12,000	A
					1,500,000	A	10	B	1,512,000
Investment in shares of Polar Wireless Corporation					1	A	1	B	-
Investment in shares of 2240519 Ontario Limited					1	A	1	B	-

Amortization of intangible asset

Equipment	-	39,192							39,192

	158	263,353	1	10					1,775,512

Liabilities

Accounts payable	24,359	61,178							85,537
Loans from related parties	55,860	-							55,860
Loans payable	-	605,440					2	A	605,442

Redeemable Preferred Shares							1,499,211	A
							399,789	D	1,899,000

		-

Total liabilities	80,219	666,618	-	-					2,645,839

Shareholders' Equity

Share capital-preferred	-	-	-	-			789	A
							211	D	1,000
Discount on stock-preferred									-
Share Capital Polar Wireless Corp - common	189,500						12,000	A	201,500
Additonal Paid up capital Polar Wireless Corp.- common	(170,125)							A
									(170,125)
Share Capital Polar Wireless Corp - common		1			1	B			-
Share Capital - 2240519 Ontario Limited			1		1	B			-
Share Capital - 2230354 Ontario Inc.				10	10	B			-

Deficit	(99,436)	(403,266)			400,000				(902,702)

	(80,061)	(403,265)	1	10					(870,327)

Total	158	263,353	1	10	1,912,014		1,912,014		1,775,512

POLAR WIRELESS CORP.
PRO FORMA STATEMENT OF COMPREHENSIVE LOSS
FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2010
Stated in US dollars
(UNAUDITED)

		Polar	2240519	2230354
		Wireless	Ontario	Ontario	Pro Forma Adjustments
	Polar	Corporation	Limited	Inc	Debit		Credit	Pro Forma

REVENUE	-	-	-	-				-

EXPENSES

Software and hardware development	-	246,303	-	-				246,303
Office and general	4,675	20,261	-	-				24,936
Professional fees due to a related party	7,500	-	-	-				7,500
Professional fees	14,988	108,690	-	-				123,678
Interest	-	545	-	-				545
Advertising and promotion	-	549	-	-				549
Telephone	-	3,961	-	-				3,961
Occupancy costs	-	10,500	-	-				10,500
Foreign exchange	-	5,274	-	-				5,274
Insurance	-	888	-	-				888
Finders Fee					400,000	D		400,000
Depreciation	-	6,295	-	-				6,295

Loss before income taxes	(27,163)	(403,266)	-	-	(400,000)		-	(830,429)

Provision for income taxes	-	-	-	-	-		-	-

NET LOSS	(27,163)	(403,266)	-	-	(400,000)		-	(830,429)

BASIC AND DILUTED LOSS PER COMMON SHARE	0.00	-	-	-				(0.01)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING - BASIC AND DILUTED								80,000,000

POLAR WIRELESS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT JANUARY 31, 2011
Stated in US dollars
(UNAUDITED)

		Polar	2240519	2230354
		Wireless	Ontario	Ontario	Pro Forma Adjustments
	Polar	Corporation	Limited	Inc	Debit		Credit		Pro Forma

Cash	-	513,238	1						513,239
Inventory		191,078							191,078
Prepaid expenses and deposits	18,176	43,805							61,981
Other taxes recoverable		168,723							168,723
Due from related party		75,017					75,017	C	-

	18,176	991,861	1	-					935,021

Intangible asset	-	-		10	12,000	A	-
					1,500,000	A	10	B	1,512,000
Investment in shares of Polar Wireless Corporation					1	A	1	B
Investment in shares of 2240519 Ontario Limited					1	A	1	B
									-
									-

Equipment	-	649,963							649,963

									2,161,963

	18,176	1,641,824	1	10					3,096,984

Loans payable	-	3,914,873					2	A	3,914,875
Accounts payable	104,279	695,346							799,625
Loans from related parties	75,017	-			75,017	C			-
									-

Preferred Shares							1,499,211	A
							399,789	D	1,899,000

Total liabilities	179,296	4,610,219	-	-					6,613,500

Share capital-preferred	-	-	-	-			789	A
							211	D	1,000
Discount on stock-preferred	-	-	-	-
Share Capital Polar Wireless Corp - common	68,000						12,000	A	80,000
Discount on capital Polar Wireless Corp.- common	(23,723)						-	A
									(23,723)
Share Capital Polar Wireless Corp - common		1			1				-
Share Capital - 2240519 Ontario Limited			1		1	B			-
Share Capital - 2230354 Ontario Inc.				10	10	B			-
						B

Deficit	(205,397)	(2,968,396)			400,000	D			(3,573,793)

Total stockholders' deficit	(161,120)	(2,968,395)	1	10					(3,516,516)

Total liabilities and stockholders' equity/(deficit)	18,176	1,641,824	1	10	1,987,031		1,987,031		3,096,984

POLAR WIRELESS CORP.
PRO FORMA STATEMENT OF COMPREHENSIVE LOSS
FOR THE NINE MONTH PERIOD ENDED JANUARY 31, 2011
Stated in US dollars
(UNAUDITED)

		Polar	2240519	2230354
		Wireless	Ontario	Ontario	Pro Forma Adjustments
	Polar	Corporation	Limited	Inc	Debit		Credit	Pro Forma

REVENUE	-	-	-	-				-

EXPENSES

Software and hardware development	-	1,319,394	-	-				1,319,394
Office and general	91,888	338,225	-	-				430,113
Professional fees due to a related party	-		-	-				-
Professional fees	14,073	563,320	-	-				577,393
Interest	-	113,397	-	-				113,397
Advertising and promotion	-	50,370	-	-				50,370
Telephone	-	26,892	-	-				26,892
Travel		22,055						22,055
Occupancy costs	-	11,402	-	-				11,402
Foreign exchange	-	4,025	-	-				4,025
Insurance	-	255	-	-				255
Finders Fee					400,000	D		400,000
Depreciation	-	115,795	-	-				115,795

Loss before income taxes	(105,961)	(2,565,130)	-	-	(400,000)		-	(3,071,091)

Provision for income taxes	-	-	-	-	-		-	-

NET LOSS	(105,961)	(2,565,130)	-	-	(400,000)		-	(3,071,091)

BASIC AND DILUTED LOSS PER COMMON SHARE	0.00	-	-	-				(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING - BASIC AND DILUTED								80,000,000

Note 1	Basis of Presentation

The accompanying unaudited pro forma consolidated balance sheet and unaudited consolidated statements of operations give effect to the acquisition of 2230354 Ontario Inc. (“223”), 2240519 Ontario Limited (“Callco”) and Polar Wireless Corporation (“Polar Ontario”) by Polar Wireless Corp. (“Polar”) on June 22, 2011.

The unaudited pro forma consolidated financial statements of Polar have been compiled by management of Polar in accordance with the accounting principles generally accepted in the United States of America.  They have been prepared from information derived from the January 31, 2011 (unaudited) and April 30, 2010 (audited) financial statements of Polar and the January 31, 2011 (unaudited) and the April 30, 2010 (audited) financial statements of Polar Ontario, 223 and Callco.  In the opinion of management of Polar, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Callco, 223 and Polar Ontario by Polar as described below. The pro forma consolidated financial statements are intended to reflect the financial position of Polar had the transaction been effected on the date indicated, however is not necessarily indicative of the financial position or results of operations which would have resulted if the transactions had actually occurred on January 31, 2011 or April 30, 2010.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Polar, 223, Callco and Polar Ontario. Unless where otherwise noted, the pro forma consolidated financial statements and accompanying notes are presented in United States dollars.

Note 2	Polar Wireless Corporation, 2230354 Ontario Inc. and 2240519 Ontario Limited

Prior to giving effect to the transactions which occurred on June 22, 2011, each of Polar Ontario, 223 and Callco were privately-held Ontario corporations.  The financial statements of these companies were prepared in accordance with generally accepted accounting principles in Canada.  The financial statements were reviewed for differences in generally accepted accounting principles in the United States and no adjustments were deemed necessary.  The financial statements were prepared in Canadian dollars and, as at the date of the financial statements, the exchange rates between Canadian dollar and the United States dollar was assumed to be par, hence there was no adjustment to the financial statements for exchange differences at such dates.

Note 3	Acquisition of 2240519 Ontario Limited and Amalgamation of Polar Wireless Corporation and 2230354 Ontario Inc.

On June 22, 2011, Polar acquired all of the outstanding shares of Callco for $1.00.  At that time, Callco owned all of the outstanding shares of Polar Ontario. On the same day, Polar, Polar Ontario and 223 entered into an amalgamation agreement whereby Polar Ontario and 223 agreed to amalgamate whereby the former shareholders of 223 would receive in consideration thereof an aggregate of 12,000,000 Class A exchangeable shares of the amalgamated corporation (“New Polar Ontario”) and an aggregate of 789,474 Class B exchangeable shares of New Polar Ontario. The Class A exchangeable shares are exchangeable into an aggregate of 12,000,000 shares of common stock of Polar. The Class B exchangeable shares are exchangeable into an aggregate of 789,474 shares of Series A preferred stock of Polar, with such preferred stock being convertible into shares of common stock on a 1:1 basis at any time and from time to time at a conversion price of US$0.50 per share and redeemable and retractable from time to time at a redemption price of US$1.90 per share. Immediately prior to the amalgamation, 223 owned certain proprietary intellectual property relating to, among other things, Polar’s SIM card product (the “IP”).  The value of the IP has been valued based on management estimates and discounted future cash flow projections.  The total preliminary value is US$1,512,000.  Polar has prepared a cash flow forecast for the following 3 years to support the transaction.  However, currently only minimal revenues have been earned to date.

Note 4	Pro Forma Adjustments

The pro forma consolidated financial statements include the effects of the following pro forma assumptions and adjustments as if they had occurred on April 30, 2010 and January 31, 2011;

A.
Polar acquires all the outstanding shares of Callco for $1.00.  New Polar Ontario issues 12,000,000 Class A exchangeable shares and 789,474 Class B exchangeable preferred shares, and the 12,000,000 Class A exchangeable shares have been exchanged for 12,000,000 shares of common stock of Polar.  The shares have been valued at par for a total of US$12,000.

B.	To eliminate the capital stock and investment in related companies.
C.	To eliminate inter-company balances.
D.	Record finder’s fee for the closing of the acquisition payable to 2231470 Ontario Inc. of 210,526 shares of Series A preferred stock of Polar for value of US$400,000.